Morgan Stanley Allocator Fund
                          Item 77(O) 10F-3 Transactions
                        August 1, 2004 - January 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Enterp  9/23/    -     $99.91 $650,00  10,000    0.00%  0.05%   Wachov  Wachov
 rise     04                   0,000                              ia      ia
Produc                                                          Securi
  ts                                                            ties,C
                                                                itigro
                                                                 up,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t
Enterp  9/23/    -     $99.72 $500,00  15,000    0.00%  0.07%   Wachov  Wachov
 rise     04                   0,000                              ia      ia
Produc                                                          Securi
  ts                                                            ties,C
                                                                itigro
                                                                 up,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

                                                                Citigr
                                                                 oup,
  The   11/15    -     $99.87 $250,00  20,000    0.01%  0.11%   HSBC,   Citigr
Interp   /04                   0,000                            Calyon    oup
 ublic                                                          Securi
 Group                                                           ties
  of                                                            (USA),
Compan                                                          JPMorg
 ies,                                                            an,
 Inc.                                                           KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                s, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey


                                                                Citigr
Wiscon  11/17    -     $99.98 $250,00  15,000    0.01%  0.08%    oup,   Citigr
  sin    /04                   0,000                            Morgan    oup
Electr                                                          Stanle
  ic                                                              y,
 Power                                                          Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                 BNP
  CIT   11/17    -     $99.86 $400,00  20,000    0.01%  0.11%   PARIBA  Credit
 Group   /04                   0,000                              S,    Suisse
                                                                Citigr   First
                                                                 oup,   Boston
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
Clorox  11/30    -     $100.0 $500,00  20,000    0.00%  0.11%   Goldma  Goldma
Compan   /04             0     0,000                              n,       n
   y                                                            Sachs    Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Morgan
                                                                Stanle
                                                                  y